Shareholders' equity	12 Months Ended
Dec. 31, 2022
Statement [LineItems]
Shareholders' equity
11. Shareholders’ equity
a) Authorized
i) An unlimited number of Common Shares.
ii) 90,000,000 preferred shares issuable in one or more series.
If issued, preferred shares of each series would rank on parity with the preferred shares of other series with respect to accumulated dividends and return on capital. Preferred shares would have priority over the common shares with respect to the payment of dividends or the distribution of assets.
b) Issued

Shareholders’ capital	Common Shares	Amount
Balance, December 31, 2020	73,516,225	$2,187.0
Issued pursuant to equity compensation plans (1)	1,356,610	2.6
Equity issue	5,880,681	25.9
Share issue costs	-	(1.7)
Balance, December 31, 2021	80,753,516	$2,213.8
Issued pursuant to equity compensation plans (1)	1,688,694	8.1
Balance, December 31, 2022	82,442,210	$2,221.9

(1)	Upon vesting or exercise of equity awards, the net benefit is recorded as a reduction of other reserves and an increase to shareholders’ capital.
In conjunction with
a
business acquisition during the fourth quarter of 2021 (as described in Note 20), the Company completed a public equity offering of 5,880,681 subscription receipts at a price of $4.40 per subscription receipt which were subsequently converted into the same number of common shares. Gross proceeds raised were $25.9 million with $1.7 million in share issue costs incurred, including the full over-allotment option being exercised.

	Year ended December 31
Other Reserves	2022	2021
Balance, beginning of year	$103.2	$103.6
Share-based compensation expense	4.7	2.3
Net benefit on options exercised (1)	(6.7)	(2.7)
Balance, end of year	$101.2	$103.2

(1)	Upon exercise of awards, the net benefit is recorded as a reduction of other reserves and an increase to shareholders’ capital.
Preferred Shares
No Preferred Shares were issued or outstanding.